EXHIBIT 10.10

Amendment to Master IP License
dated August 21, 2014
by and between
Superior Traffic Controls, Inc.
and Safe Lane Systems, Inc.

For mutual consideration, Paragraph 9 is hereby amended as follows:

a) 20,000,000 is deleted and 22,768,273 shares is substituted therefore.
b) The designation of "Class A" is deleted and substituted therefore shall be "Class B".

All other terms remain in effect.

Effective as of August 21, 2014

Safe Lane Systems, Inc.

by: Paul Dickson
President

Superior Traffic Controls, Inc.

by: ______________________
CEO